Exhibit 99.1

Amber Road Announces Third Quarter 2014 Financial Results

Total revenue of $16.4 million increases 23% year-over-year

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--November 6, 2014--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the quarter ended September 30, 2014.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “I am pleased with our third quarter results. We witnessed demand across all of our market segments as multi-national companies, both large and small, are facing mounting complexity and escalating costs related to global trade. We will continue to execute on our growth strategies to drive awareness and adoption of our highly differentiated offering across our large and growing market, and we are well positioned for long term success.”

Third Quarter 2014 Financial Highlights

Revenue

  Total revenue was $16.4 million, an increase of 23% from the comparable period in 2013.
  Subscription revenue was $11.4 million, an increase of 16% from the comparable period in 2013.
  Professional Services revenue was $5.0 million, an increase of 40% from the comparable period in 2013.

Operating Loss

  GAAP operating loss was $(2.0) million, compared to $(3.3) million in the comparable period in 2013.
  Non-GAAP adjusted operating income (loss) which excludes stock-based compensation, puttable stock compensation, changes in the fair value of contingent consideration liability and severance costs was $0.1 million, compared to $(0.7) million in the comparable period in 2013, which excludes stock-based compensation, restricted stock expense, puttable stock compensation, change in fair value of contingent consideration liability and warrant expense.

Net Loss attributable to common stockholders

  GAAP net loss attributable to common stockholders was $(2.2) million, compared to $(4.7) million for the comparable period in 2013.
  GAAP basic and diluted net loss per common share was $(0.09), compared to $(1.25) for the comparable period in 2013, based on 25.3 million and 3.8 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss was $(0.1) million, compared to $(0.9) million in the comparable period in 2013.
  Non-GAAP adjusted net loss per common share was $0.00, compared to $(0.24) for the comparable period in 2013, based on 25.3 million and 3.8 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $1.4 million for the three months ended September 30, 2014 and $0.2 million in the comparable period in 2013.

Balance Sheet

  Cash and cash equivalents at September 30, 2014 totaled $40.6 million, compared with $5.1 million at December 31, 2013.
  Cash used in operating activities was $(9.1) million for the first nine months of 2014, compared to $(2.9) million in the comparable period in 2013.

A reconciliation of GAAP operating and net loss to Non-GAAP adjusted operating income (loss) and net loss and of GAAP net loss to Adjusted EBITDA has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Third Quarter 2014 and Recent Business Highlights

  Announced that the Acteon Group, a leading global integrated subsea services provider, has chosen Amber Road to automate and standardize restricted party screening across all of its worldwide branded services. Previously, the individual Acteon branded services tracked and managed their trading partners independently and mostly manually. But with increasingly complex regulations and sanctions being imposed by multiple authorities around the world, the need for a reliable, automated solution to track regulations, evaluate trading partners, and ensure a standardized compliancy process for the entire group became acute.
  Announced its proprietary Global Knowledge® Update Process achieved ISO 9001:2008 recertification. The ISO 9001:2008 is an internationally recognized set of standards for quality management systems developed and published by the International Organization for Standardization (ISO). To achieve recertification, Amber Road demonstrated its quality management system for its Global Knowledge® Update Process as consistently providing global trade content that meets customer and applicable statutory and regulatory requirements; enhances customer satisfaction; and includes continuous process improvement strategies.

Business Outlook

Based on information available as of November 6, 2014, Amber Road is issuing guidance for the fourth quarter and full year 2014 as indicated below:

Fourth Quarter 2014:

  Total revenue is expected to be in the range of $16.4 million to $16.8 million.
  Non-GAAP adjusted operating loss is expected to be in the range of ($1.4) million to ($1.9) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of ($0.07) to ($0.09). This assumes 25.3 million basic shares outstanding.

Full Year 2014:

  Total revenue is expected to be in the range of $63.6 million to $64.0 million.
  Non-GAAP adjusted operating loss is expected to be in the range of ($3.7) million to ($4.2) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of ($0.18) to ($0.20). This assumes 25.3 million basic shares outstanding.

Expectations of non-GAAP adjusted loss from operations and non-GAAP adjusted loss per common share for the fourth quarter exclude stock-based compensation, puttable stock compensation and changes in the fair value of contingent consideration liability. Expectations of non-GAAP adjusted loss from operations and non-GAAP adjusted loss per common share for the full year 2014 exclude stock-based compensation, restricted stock expense, compensation expense related to loan forgiveness, puttable stock compensation, changes in the fair value of contingent consideration liability, warrant expense and severance costs.

Conference Call Information

Amber Road will host a conference call on Thursday, November 6, 2014 at 5:00 p.m. Eastern Time (ET) to discuss the company’s third quarter financial results and its business outlook. To access this call, dial 888-337-8198 (domestic) or 719-325-2215 (international). The conference ID is 7388277.

Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available at 877-870-5176 (domestic) or 858-384-5517 (international) from November 6, 2014, 8:00pm EST to November 13, 2014, 11:59pm EST. The replay pass code is 7388277. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically change the way companies conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate import and export processes to enable goods to flow across international borders in the most efficient, compliant and profitable way. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 139 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, email Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided within this press release non-GAAP adjusted operating and net loss and adjusted EBITDA, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and net loss to adjusted EBITDA. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation, restricted stock expense, compensation expense related to loan forgiveness, puttable stock compensation, changes in the fair value of contingent consideration liability, warrant expense and severance costs. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements. These statements identify substantial risks and uncertainties and relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30,	December 31,
	2014	2013
Assets
Cash and cash equivalents	$40,572,930	$5,147,735
Accounts receivable, net	12,727,913	11,017,671
Unbilled receivables	258,195	144,067
Deferred commissions	3,128,933	2,983,400
Prepaid expenses and other current assets	1,673,601	869,108
Deferred offering costs	—	2,786,376
Total current assets	58,361,572	22,948,357
Property and equipment, net	13,069,412	13,102,380
Goodwill	24,476,157	24,476,157
Other intangibles, net	1,058,903	1,201,034
Deferred commissions	6,538,518	7,066,512
Deposits and other assets	1,127,151	1,302,681
Total assets	$104,631,713	$70,097,121
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Current installments of obligations under capital leases	$1,293,314	$1,022,176
Accounts payable	883,874	2,568,161
Accrued expenses	6,655,256	9,081,554
Deferred revenue	25,438,165	26,115,001
Total current liabilities	34,270,609	38,786,892
Capital lease obligations, less current portion	2,224,363	2,068,308
Deferred revenue, less current portion	1,639,421	4,641,631
Revolving credit facility	—	6,978,525
Other noncurrent liabilities	2,311,531	3,981,889
Total liabilities	40,445,924	56,457,245
Commitments and contingencies
Total redeemable convertible preferred stock and puttable common stock	—	76,921,359
Stockholders’ equity (deficit):
Common stock, $0.001 par value at September 30, 2014, no par value at December 31, 2013. Authorized, 100,000,000 and 38,100,100 shares at September 30, 2014 and December 31, 2013, respectively; issued and outstanding 25,447,157 and 5,005,911 shares at September 30, 2014 and December 31, 2013, respectively	25,447	15,221,195
Additional paid-in-capital	171,489,117	—
Accumulated other comprehensive loss	(544,320)	(485,917)
Accumulated deficit	(106,784,455)	(78,016,761)
Total stockholders’ equity (deficit)	64,185,789	(63,281,483)
Total liabilities and stockholders’ equity (deficit)	$104,631,713	$70,097,121

AMBER ROAD, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenue:
Subscription	$11,441,819	$9,827,099	$32,582,297	$27,242,428
Professional services	4,981,001	3,558,641	14,638,476	9,677,762
Total revenue	16,422,820	13,385,740	47,220,773	36,920,190
Cost of revenue (1):
Cost of subscription revenue	3,778,873	3,314,294	10,775,454	9,504,416
Cost of professional services revenue	3,224,945	2,392,352	9,467,835	6,748,785
Total cost of revenue	7,003,818	5,706,646	20,243,289	16,253,201
Gross profit	9,419,002	7,679,094	26,977,484	20,666,989
Operating expenses (1):
Sales and marketing	4,717,795	4,103,382	14,680,287	11,868,510
Research and development	2,492,531	2,051,430	7,060,149	5,825,681
General and administrative	4,249,190	2,801,763	12,301,061	7,684,449
Restricted stock expense	—	1,993,543	18,683,277	8,705,754
Total operating expenses	11,459,516	10,950,118	52,724,774	34,084,394
Loss from operations	(2,040,514)	(3,271,024)	(25,747,290)	(13,417,405)
Interest income	1,615	211	1,919	18,239
Interest expense	(48,546)	(51,210)	(217,440)	(75,403)
Loss before income taxes	(2,087,445)	(3,322,023)	(25,962,811)	(13,474,569)
Income tax expense	150,901	169,472	400,450	412,040
Net loss	(2,238,346)	(3,491,495)	(26,363,261)	(13,886,609)
Accretion of redeemable convertible preferred stock and puttable common stock	—	(1,212,764)	(2,416,505)	(3,638,292)
Net loss attributable to common stockholders	$(2,238,346)	$(4,704,259)	$(28,779,766)	$(17,524,901)

Net loss per common share:
Basic and diluted	$(0.09)	$(1.25)	$(1.52)	$(4.67)

Weighted-average common shares outstanding:
Basic and diluted	25,299,109	3,777,828	18,962,601	3,756,614

(1) Includes stock-based compensation as follows:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Cost of subscription revenue	$113,555	$23,051	$149,068	$57,077
Cost of professional services revenue	82,672	11,955	94,746	28,081
Sales and marketing	125,171	23,028	167,208	53,561
Research and development	185,660	16,553	245,506	30,504
General and administrative	482,280	91,606	672,134	166,704
	$989,338	$166,193	$1,328,662	$335,927

AMBER ROAD, INC. AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended
	September 30,
	2014	2013
Cash flows from operating activities:
Net loss	$(26,363,261)	$(13,886,609)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,616,780	2,538,981
Bad debt expense	20,953	47,944
Stock-based compensation	1,328,662	335,927
Loss on asset impairment	11,964	30,261
Restricted stock non-cash compensation	18,683,277	8,705,754
Compensation related to puttable common stock	41,073	4,564
Increase in fair value of contingent consideration liability	122,826	2,382
Non-cash interest expense related to debt	—	21,290
Change in fair value of warrant liability	1,244,635	1,475,959
Amortization of debt financing costs	39,905	7,906
Changes in operating assets and liabilities:
Accounts receivable	(1,736,510)	62,530
Unbilled receivables	(115,333)	(22,012)
Prepaid expenses and other current assets	(458,465)	(2,727,424)
Accounts payable	(818,796)	453,848
Accrued expenses	(973,538)	940,985
Other liabilities	(66,863)	(15,235)
Deferred revenue	(3,679,116)	(891,770)
Net cash used in operating activities	(9,101,807)	(2,914,719)
Cash flows from investing activities:
Capital expenditures	(641,197)	(814,953)
Addition of capitalized software development costs	(1,529,459)	(1,653,770)
Acquisition, net of cash acquired of $85,310	—	(1,914,768)
Cash received (paid) for deposits	116,828	(34,157)
Decrease in restricted cash	56,409	—
Net cash used in investing activities	(1,997,419)	(4,417,648)
Cash flows from financing activities:
Proceeds from revolving line of credit	—	6,178,525
Payments on revolving line of credit	(6,978,525)	(500,000)
Debt financing costs	—	(31,623)
Repayments on capital lease obligations	(860,651)	(187,110)
Proceeds from the exercise of stock options	823,152	29,750
Proceeds from the exercise of common stock warrant	40,452	—
Payment of offering costs	(4,266,455)	(207,100)
Proceeds from initial public offering, net of underwriting discounts and commissions	57,824,899	—
Net cash provided by financing activities	46,582,872	5,282,442
Effect of exchange rate on cash and cash equivalents	(58,451)	(344,142)
Net increase (decrease) in cash and cash equivalents	35,425,195	(2,394,067)
Cash and cash equivalents at beginning of period	5,147,735	4,279,821
Cash and cash equivalents at end of period	$40,572,930	$1,885,754

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net loss	$(2,238,346)	$(3,491,495)	$(26,363,261)	$(13,886,609)
Depreciation and amortization expense	1,271,360	910,385	3,616,780	2,538,981
Interest expense	48,546	51,210	217,440	75,403
Interest income	(1,615)	(211)	(1,919)	(18,239)
Income tax expense	150,901	169,472	400,450	412,040
EBITDA	(769,154)	(2,360,639)	(22,130,510)	(10,878,424)
Stock-based compensation	989,338	166,193	1,328,662	335,927
Restricted stock expense	—	1,993,543	18,683,277	8,705,754
Compensation expense related to loan forgiveness	—	—	927,093	—
Puttable stock compensation	13,691	4,564	41,073	4,564
Increase in fair value of contingent consideration liability	25,403	2,382	122,826	2,382
Warrant expense	—	416,378	1,244,635	1,475,959
Severance costs	1,121,285	—	1,121,285	—
Adjusted EBITDA	$1,380,563	$222,421	$1,338,341	$(353,838)

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Net loss	$(2,238,346)	$(3,491,495)	$(26,363,261)	$(13,886,609)
Stock-based compensation	989,338	166,193	1,328,662	335,927
Restricted stock expense	—	1,993,543	18,683,277	8,705,754
Compensation expense related to loan forgiveness	—	—	927,093	—
Puttable stock compensation	13,691	4,564	41,073	4,564
Increase in fair value of contingent consideration liability	25,403	2,382	122,826	2,382
Warrant expense	—	416,378	1,244,635	1,475,959
Severance costs	1,121,285	—	1,121,285	—
Non-GAAP adjusted net loss	$(88,629)	$(908,435)	$(2,894,410)	$(3,362,023)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$0.00	$(0.24)	$(0.12)	$(0.89)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	25,299,109	3,777,828	18,962,601	3,756,614
Additional weighted average shares giving effect to initial public offering and conversion of preferred stock at the beginning of the period	—	—	6,199,958	—
Non-GAAP weighted average number of common shares outstanding - basic and diluted	25,299,109	3,777,828	25,162,559	3,756,614

Reconciliation of Loss from Operations to
Non-GAAP Adjusted Income (Loss) from Operations
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Loss from operations	$(2,040,514)	$(3,271,024)	$(25,747,290)	$(13,417,405)
Stock-based compensation	989,338	166,193	1,328,662	335,927
Restricted stock expense	—	1,993,543	18,683,277	8,705,754
Compensation expense related to loan forgiveness	—	—	927,093	—
Puttable stock compensation	13,691	4,564	41,073	4,564
Increase in fair value of contingent consideration liability	25,403	2,382	122,826	2,382
Warrant expense	—	416,378	1,244,635	1,475,959
Severance costs	1,121,285	—	1,121,285	—
Non-GAAP adjusted income (loss) from operations	$109,203	$(687,964)	$(2,278,439)	$(2,892,819)

CONTACT:
Investor Relations Contact:
ICR
Staci Mortenson, 201-804-6170
InvestorRelations@AmberRoad.com
or
Amber Road Contacts:
Annika Helmrich, 201-806-3656 (US & Canada)
AnnikaHelmrich@AmberRoad.com
or
Martijn van Gils, +31 (0) 207997790 (Europe & Asia)
MartijnvanGils@AmberRoad.com